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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                March 21, 1995
                       ---------------------------------
                       (Date of earliest event reported)


                          BURLINGTON RESOURCES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-9971                    91-1413284
- ---------------                  ------------               ---------------
(State or other                  (Commission                 (IRS Employer
Jurisdiction of                  File Number)               Identification
 Incorporation)                                                 Number)




                   5051 Westheimer, Houston, Texas  77056-2124
               --------------------------------------------------
               (Address of principal executive offices, zip code)





               Registrant's telephone number including area code:
                                (713) 624-9500






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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) Exhibits                            Description

                 1.1                    Form of Underwriting Agreement



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BURLINGTON RESOURCES INC.




                                           By  /s/ Hays R. Warden
                                           -----------------------------
                                                   Hays R. Warden
                                           Vice President, Controller and
                                              Chief Accounting Officer


Date:  March 21, 1995





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                                 EXHIBIT INDEX



                                                                                                    Sequentially
Exhibit                                                                                               Numbered
Number                                                   Exhibit                                        Page
- -------                                                  -------                                        ----
   1.1                                   Form of Underwriting Agreement                                   4





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